                                                                  Exhibit 10 (c)

                                                             Contract No. 111398
                NATURAL GAS PIPELINE COMPANY OF AMERICA (Natural)
       TRANSPORTATION RATE SCHEDULE FTS AGREEMENT DATED February 21, 1996
              UNDER SUBPART G OF PART 284 OF THE FERC'S REGULATIONS

1.   SHIPPER is: THE PEOPLES GAS LIGHT & COKE COMPANY, a LOCAL DISTRIBUTION
     COMPANY.

2.   (a) MDQ totals: 65,000 MMBTU per day.
     (b)  Service option selected (check any or all):
               [  ] LN    [  ] SW    [  ] NB

3.   TERM: March 01, 1996 through April 30, 1997.

4.   Service will be ON BEHALF OF: [X ] Shipper or [ ] Other.

5. The ULTIMATE END USERS are customers within any state in the continental U.S.; or (specify state)

     _________________________________________________________________________

6. [ ] This Agreement supersedes and cancels a _______________Agreement dated_____

     [ ] Capacity rights for this Agreement were released from Natural's Transportation Rate Schedule Agreement (KT #) dated and are subject to any recall/return provisions in Natural's Capacity Release Package ID #.

     [IX] Service and reservation charges commence the latter of:
               (a) March 01, 1996, and
               (b) the date capacity to provide the service hereunder is
                   available on Natural's System.

     [ ] Other: _______________

7. SHIPPER'S ADDRESSES                                 NATURAL'S ADDRESSES
                             GENERAL CORRESPONDENCE:
                             -----------------------

THE PEOPLES GAS LIGHT & COKE COMPANY    NATURAL GAS PIPELINE COMPANY OF AMERICA
WILLIAM MORROW                          ATTENTION: GAS TRANSPORTATION SERVICES
GAS SUPPLY CONTRACTS                    3200 SOUTHWEST FREEWAY  77027-7523
130 E RANDOLPH DRIVE                    P.O. BOX 283    77001-0283
CHICAGO, IL 60601-6207                  HOUSTON, TEXAS

                STATEMENTS/INVOICES/ACCOUNTING RELATED MATERIALS:
                -------------------------------------------------

THE PEOPLES GAS LIGHT & COKE COMPANY    NATURAL GAS PIPELINE COMPANY OF AMERICA
TONY COMPTON                            ATTENTION: GAS ACCOUNTING DEPARTMENT
GAS SUPPLY CONTRACTS                    701 EAST 22ND STREET
130 E RANDOLPH DRIVE                    LOMBARD, ILLINOIS 60148
CHICAGO, IL 60601-6207

                                        PAYMENTS:
                                        ---------

                                        NATURAL GAS PIPELINE COMPANY OF AMERICA


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                                        P.O. BOX 2910
                                        CAROL STREAM, ILLINOIS 60132-2910

                                        FOR WIRE TRANSFER OR ACH:
                                        DEPOSITORY INSTITUTION:  CITIBANK N.A.
                                        ABA  ROUTING #:  021000089
                                        ACCOUNT #:  4067-6195

8. The above stated Rate Schedule, as revised from time to time, controls this Agreement and is incorporated herein. The attached Exhibits A, B, and C (for firm service only) are a part of this Agreement. NATURAL AND SHIPPER ACKNOWLEDGE THAT THIS AGREEMENT IS SUBJECT TO THE PROVISIONS OF NATURAL'S FERC GAS TARIFF AND APPLICABLE FEDERAL LAW. TO THE EXTENT THAT STATE LAW IS APPLICABLE, NATURAL AND SHIPPER EXPRESSLY AGREE THAT THE LAWS OF THE STATE OF ILLINOIS SHALL GOVERN THE VALIDITY, CONSTRUCTION, INTERPRETATION AND EFFECT OF THIS CONTRACT, EXCLUDING, HOWEVER, ANY CONFLICT OF LAWS RULE WHICH WOULD APPLY THE LAW OF ANOTHER STATE. This Agreement states the entire agreement between the parties and no waiver, representation, or agreement shall affect this Agreement unless it is in writing. Shipper shall provide the actual end user purchaser name(s) to Natural if Natural must provide them to FERC.

AGREED TO BY:
NATURAL GAS PIPELINE COMPANY OF AMERICA THE PEOPLES GAS LIGHT & COKE COMPANY
"Natural"                               "Shipper"

By:   /s/ Stephen G. Weinman            By:  /s/ Thomas M. Patrick
   ------------------------------------    ---------------------------------
Name:  Stephen G. Weinman               Name:  Thomas M. Patrick
      ---------------------------------       ------------------------------
Title:  Attorney in Fact                Title:  Vice President
      ---------------------------------        -----------------------------

                                    EXHIBIT A
                            DATED: February 21, 1996
                         EFFECTIVE DATE: March 01, 1996

COMPANY: THE PEOPLES GAS LIGHT & COKE COMPANY
CONTRACT: 111398

     RECEIPT POINT/S
                                   County/Parish            PIN           MDQ
     Name / Location                    Area      State     No.  Zone  (MMBtu/d)
     ---------------               -------------  -----     ---  ----  ---------

PRIMARY RECEIPT POINT/S

1.   LA GLORIA MOBIL/NGPL JIM        JIM WELLS      TX      439   04     15,000
     WELLSAT OR NEAR THE
     TAILGATE OF MOBIL'S LA GLORIA
     GAS PLANT ON TRANSPORTER'S
     LA GLORIA-MOBIL LATERAL IN
     LOT #1, SUBD. OF LANDS ADJ.
     TO TOWN OF LA GLORIA, JIM
     WELLS COUNTY, TEXAS.

2.   TRANSAM/NGPL NE THMPSNVILLE     JIM HOGG       TX     1041   04     15,000
     JIM HOGG INTERCONNECT WITH
     TRANSAMERICAN GAS
     TRANSMISSION CORPORATION IN
     BLOCK 4, "LAS ANIMAS" HEIRS
     OF FELIPE DE LA PENA SURVEY,
     JIM HOGG COUNTY, TEXAS.

3.   MTPC/NGPL TORO GRANDE           JACKSON        TX     7088   04     30,000
     JACKSONINTERCONNECT WITH
     MIDCON TEXAS PIPELINE COMPANY
     ON TRANSPORTER'S GULF COAST
     MAINLINE IN OR NEAR THE C.W.
     HAHL SUBDIVISION OF BURNS
     RANCHES, J.J. LINN SURVEY,
     A-213, JACKSON COUNTY, TEXAS.

4.   MTPC/NGPL LOS MOGOTES JIM       JIM HOGG       TX     25777  04      5,000
     HOGGINTERCONNECT WITH MIDCON
     TEXAS PIPELINE CORP. ESCOBAS-
     LOS MAGOTES LATERAL IN THE
     REUBEN HOBEINS SUBDIVlSION/
     FELIE DE LA PENA GRANT,
     ZAPATA COUNTY, TEXAS.
     (CUSTODY TRANSFER POINT).

                            DATED: February 21, 1996
                         EFFECTIVE DATE: March 01, 1996

COMPANY:  THE PEOPLES GAS LIGHT & COKE COMPANY
CONTRACT:  111398



SECONDARY RECEIPT POINT/S

     All secondary receipt points, and the related priorities and volumes, as provided under the Tariff provisions governing this Agreement.

RECEIPT PRESSURE, ASSUMED ATMOSPHERIC PRESSURE

     Natural gas to be delivered to Natural at the Receipt Point/s shall be at a delivery pressure sufficient to enter Natural's pipeline facilities at the pressure maintained from time to time, but Shipper shall not deliver gas at a pressure in excess of the Maximum Allowable Operating Pressure (MAOP) stated for each Receipt Point. Tne measuring party shall use or cause to be used an assumed atmospheric pressure corresponding to the elevation at such Receipt Point/s.

RATES

     Except as provided to the contrary in any written agreement(s) between the parties in effect during the term hereof, Shipper shall pay Natural the maximum rate and all other lawful charges as specified in Natural's applicable rate schedule.

FUEL GAS AND GAS LOST AND UNACCOUNTED FOR PERCENTAGE (%)

     Shipper will be assessed the applicable percentage for Fuel Gas and Gas Lost and Unaccounted For.

TRANSPORTATION OF LIQUIDS

     Transportation of liquids may occur at permitted points identified in Natural's current Catalog of Receipt and Delivery Points, but only if the parties execute a separate liquids agreement.

                                    EXHIBIT B
                            DATED: February. 21, 1996
                         EFFECTIVE DATE: March 01, 1996

COMPANY: THE PEOPLES GAS LIGHT & COKE COMPANY
CONTRACT: 111398

DELIVERY POINT/S

                                   County/Parish            PIN           MDQ
     Name / Location                    Area      State     No.  Zone  (MMBtu/d)
     ---------------               -------------  -----     ---  ----  ---------

PRIMARY DELIVERY POINT/S

1.   PGLC/NGPL ROGERS PARK COOK         COOK        IL      4174  06     65,000
     INTERCONNECT WITH THE
     PEOPLES GAS LIGHT AND COKE
     COMPANY ON TRANSPORTER'S
     HOWARD STREET LINE IN SEC.
     36-T41N-R13E, COOK, COUNTY,
     ILLINOIS.


SECONDARY DELIVERY POINT/S

     All secondary delivery points, and the related priorities and volumes, as provided under the Tariff provisions governing this Agreement.

DELIVERY PRESSURE ASSUMED ATMOSPHERIC PRESSURE

     Natural gas to be delivered by Natural to Shipper, or for Shipper's account, at the Delivery Point/s shall be at the pressure available in Natural's pipeline facilities from time to time. The measuring party shall use or cause to be used an assumed atmospheric pressure corresponding to the elevation at such Delivery Point/s.

                                    EXHIBIT C
                            DATED: February 21, 1996
                         EFFECTIVE DATE: March 01, 1996

COMPANY: THE PEOPLES GAS LIGHT & COKE COMPANY
CONTRACT: 111398

     Pursuant to Natural's tariff, an MDQ exists for each primary transportation path segment and direction under the Agreement. Such MDQ is the maximum daily quantity of gas which Natural is obligated to transport on a firm basis along a primary transportation path segment.

     A primary transportation path segment is the path between a primary receipt, delivery, or node point and the next primary receipt, delivery, or node point. A node point is the point of interconnection between two or more of Natural's pipeline facilities.

     A segment is a section of Natural's pipeline system designated by a segment number whereby the Shipper under the terms of their agreement based on the points within the segment identified on Exhibit C has throughput capacity rights.

     The segment numbers listed on Exhibit C reflect this Agreement's path corresponding to Natural's most recent Pipeline System Map which identifies segments and their corresponding numbers. All information provided in this Exhibit C is subject to the actual terms and conditions of Natural's Tariff.

                                    EXHIBIT C
                            DATED: February 21, 1996
                         EFFECTIVE DATE: March 01, 1996

COMPANY: THE PEOPLES GAS LIGHT & COKE COMPANY
CONTRACT: 111398

       Segment            Upstream        Forward/Backward      Flow Through
       Number              Segment       Haul (Contractual)       Capacity
       -------            --------       ------------------     ------------
         18                   0                   F                   0
         20                  18                   F                20,000
         22                  20                   F                35,000
         26                  22                   F                65,000
         27                  26                   F                65,000
         28                  27                   F                65,000
         30                  28                   F                65,000


                                       C-2